KARNO GENERATOR SHOWCASE TM Hyliion Proprietary Information

HYLIION® 2024 2 This is a working office and R&D facility, and we want everyone to have a safe and fun experience. Please always be aware of your surroundings, use caution, and look for Hyliion employees to help guide you. SAFETY OVERVIEW Hyliion Proprietary Information

DISCLAIMER 3 The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Hyliion and its future financial and operational performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyliion expressly disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this presentation. Hyliion cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyliion. These risks include, but are not limited to, our status as an early stage the Company with a history of losses, and our expectation of incurring significant expenses and continuing losses for the foreseeable future; our ability to develop key commercial relationships with suppliers and customers; our ability to retain the services of Thomas Healy, our Chief Executive Officer; the expected performance of the KARNO generator and system; the execution of the strategic shift from our powertrain business to our KARNO business, and the other risks and uncertainties described under the heading “Risk Factors” in our SEC filings including in our Annual Report (See item 1A. Risk Factors) on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2024 for the year ended December 31, 2023. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Hyliion’s operations and projections can be found in its filings with the SEC. Hyliion’s SEC Filings are available publicly on the SEC’s website at www.sec.gov, and readers are urged to carefully review and consider the various disclosures made in such filings. HYLIION® 2024 Hyliion Proprietary Information

AGENDA 1. Hyliion Ohio Facility 2. KARNO Tech Overview 3. Target Markets 4. Facility Tour 5. Roadmap 4HYLIION® 2024 Hyliion Proprietary Information

FACILITY TOUR: WHAT TO EXPECT AdditiveDYNO Emissions lab How it works 5HYLIION® 2024 Hyliion Proprietary Information

GUIDELINES 1. Photo and Video Recording Policy: • Photo and video recording are permitted on the premises but are strictly limited to exhibits. • Participants must refrain from recording in areas other than the designated exhibits. By adhering to these guidelines, participants can ensure a safe and enjoyable experience for themselves and others at the event. 2. Consent for Video Recording: • There will be video recording taking place during the event. • If any participant does not wish to be recorded, it is their responsibility to notify their tour guide. 3. Stay with Your Tour Group: • Participants must always stay with their designated tour group. • Straying away from the tour group is not permitted for safety and organizational reasons. 6HYLIION® 2024 Hyliion Proprietary Information

FACILITY Hyliion Proprietary Information

HYLIION FOOTPRINT 8 Headquarters – Austin, TX • 150,000 sqft for manufacturing and assembly • Installing printing machines near term • Software engineering development • Engineering development • Generator testing • Low-volume production Research & Development – Cincinnati, OH HYLIION® 2024 Hyliion Proprietary Information

ABOUT THIS FACILITY Energy Efficient Facility: • Solar & wind power generation • Super-geothermal heating/cooling system • Intelligent ventilation system • Rainwater collection • EV charging 9HYLIION® 2024 Hyliion Proprietary Information

ABOUT THIS FACILITY HYLIION® 2024 + Option to be powered by the KARNO generator 10 Energy Efficient Facility: • Solar & wind power generation • Super-geothermal heating/cooling system • Intelligent ventilation system • Rainwater collection • EV charging Hyliion Proprietary Information

KARNO GENERATOR Hyliion Proprietary Information

12 CUSTOMER NEEDS SUSTAINABLE RELIABLE EASY TO DEPLOY HYLIION® 2024 Hyliion Proprietary Information

STATIONARY UNIT HYLIION® 2024 200 kW Stationary Generator (4-shaft KARNO design) Offers Combined Heat & Power 13 Hyliion Proprietary Information

KARNO TECHNOLOGY Electricity, 50% Useful Heat, 40% Unrecoverable Losses, 10% • Pumps & Accessories • Generation Losses • Exhaust Heat • Non-Ideal Cycle • Friction • Combustion Losses ENERGY An innovative, heat- powered linear generator that leverages Stirling technology and flameless oxidation to produce electricity REACTOR COOLER GENERATOR COOLER 14HYLIION® 2024 REACTORHEATERHEATER Hyliion Proprietary Information

15 KARNO BENEFITS FUEL AGNOSTIC ULTRA-LOW EMISSIONS HIGH EFFICIENCY MINIMAL MAINTENANCE SMALL FOOTPRINT LOW NOISE HYLIION® 2024 Hyliion Proprietary Information

OPPORTUNITY TARGET MARKETS Hyliion Proprietary Information

17 TARGET MARKETS EV CHARGING WASTE GAS PRIME POWER MOBILITY HYLIION® 2024 Hyliion Proprietary Information

TARGET MARKETS EV Charging Stationary Mobile Waste Gas Landfill Oil & Gas Prime Power Commercial Buildings Industrial Microgrids Data Centers Mobility Marine 18HYLIION® 2024 Hyliion Proprietary Information

TARGET MARKETS HYLIION® 2024 EV Charging Stationary Mobile Waste Gas Landfill Oil & Gas Prime Power Commercial Buildings Industrial Microgrids Data Centers Mobility Marine Indicates customer(s) letters of intent or agreements have been executed 19 Hyliion Proprietary Information

FACILITY TOUR: BREAK INTO GROUPS HYLIION® 2024 DYNO Additive Emissions lab How it works GROUP 1 GROUP 4GROUP 3 GROUP 2 20 Hyliion Proprietary Information

ADDITIVE MANUFACTURING Widely used in aviation and healthcare Achieve breakthrough geometries 24/7 operation and minimal waste Print on demand without tooling Cost efficient for complex parts Continuous throughput improvement 21HYLIION® 2024 Hyliion Proprietary Information

KARNO MILESTONES PROGRESS 22 2024 2025 Begin Customer Deployments Revenue of Low Double-Digit Millions System Verification BETA Printing Field Deployments Production Scaleup Market Expansion HYLIION® 2024 Hyliion Proprietary Information

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